UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 9, 2005
TRM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oregon	0-19657	93-0809419
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)
(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Exhibits
Signatures
EXHIBIT INDEX
Press Release dated November 9, 2005
Press Release dated November 14, 2005
Webcast Presentation dated November 15, 2005

Item 2.02 Results of Operations and Financial Condition
     On November 9, 2005, TRM Corporation issued a press release announcing that it will issue its earnings press release for the quarter ended September 30, 2005, on Monday, November 14, 2005. The press release also announced that the Company will present those financial results during a live audio webcast to be held Tuesday, November 15, 2005, at 9:00 a.m. Eastern time. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     On November 14, 2005, TRM Corporation issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the press release, including unaudited financial information released as a part thereof, is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
     On November 15, 2005, a webcast and teleconference were held to discuss our financial results for the quarter ended September 30, 2005, pursuant to a press release dated November 14, 2005. A copy of the Webcast Presentation is furnished as Exhibit 99.3.
Item 8.01 Other Events
     On November 10, 2005, the Board of Directors approved a $20 million stock repurchase program. Currently, under our Credit Agreement with Bank of America NA, we may use no more than $1.5 million in any year, plus any amounts unused from the $1.5 million available in the immediately preceding year, for Restricted Payments such as share repurchases unless we receive a waiver from Bank of America. As of November 15, 2005, we had approximately $2.6 million of availability under this provision.
Item 9.01 Exhibits
     (c) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description
99.1	Press Release dated November 9, 2005, announcing that the Company will issue its earnings press release for the quarter ended September 30, 2005, on Monday, November 14, 2005, and that the Company will present those financial results during a live audio webcast to be held Tuesday, November 15, 2005, at 9:00 a.m. Eastern time.

99.2	Press Release dated November 14, 2005, announcing financial results for the quarter ended September 30, 2005.

99.3	Webcast Presentation dated November 15, 2005, discussing financial results for the quarter ended September 30, 2005.

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Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation Registrant

Date: November 16, 2005	By:	/s/ Daniel E. O’Brien

Daniel E. O’Brien
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 9, 2005, announcing that the Company will issue its earnings press release for the quarter ended September 30, 2005, on Monday, November 14, 2005, and that the Company will present those financial results during a live audio webcast to be held Tuesday, November 15, 2005, at 9:00 a.m. Eastern time.*

99.2	Press Release dated November 14, 2005, announcing financial results for the quarter ended September 30, 2005.*

99.3	Webcast Presentation dated November 15, 2005, discussing financial results for the quarter ended September 30, 2005.*

*	Filed electronically herewith

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